EXHIBIT 99.4

INDEVUS PHARMACEUTICALS, INC.

RESTRICTED STOCK AWARD

This Restricted Stock Award (the “Award”) is made as of the      day of                     ,         , by INDEVUS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”) to                          (“Participant”).

W I T N E S S E T H:

WHEREAS, the Company has adopted the Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan (as amended, the “Plan”) which is administered by the Company’s Board of Directors and the Compensation Committee thereof in accordance with the Plan (the “Committee”); and

WHEREAS, Participant is eligible to receive grants of Awards under the Plan; and

WHEREAS, the Committee has granted to Participant an award of restricted stock under the terms of the Plan (the “Award”) to promote Participant’s long-term interests in the success of the Company; and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Participant, the Company hereby makes an award of restricted stock under the terms of the Plan to Participant pursuant to the following terms and conditions:

1. Stock Award. The Company hereby grants to Participant an award of              shares of the $0.001 par value common stock of the Company, subject to the restrictions and other conditions set forth herein. Such shares are hereinafter referred to as the “Restricted Shares.”

2. Restrictions. The Restricted Shares shall vest and become transferable as follows:

Restricted Shares that have not vested may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated. Prior to the vesting of Restricted Shares, no transfer of the Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

Restricted Shares that have not vested shall be subject to forfeiture as provided in Section 3. Upon a Corporate Change in Control (as defined in Section 8) all unvested Restricted Shares shall immediately vest and become transferable. In the event of death or employment termination due to permanent and total disability, any unvested Restricted Shares shall immediately vest and become transferable by Participant or Participant’s estate.

3. Change in Participant Status. Subject to the provisions of Section 12(c), (d) or (e) of the Plan, if Participant’s employment or service with the Company or any Affiliate (as defined in the Plan) terminates for reasons other than For Cause (as defined in the Plan), any and all Restricted Shares to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company together with any dividends paid on such shares; provided that if the Committee, in its sole and absolute discretion, shall within thirty (30) days after such termination of employment or service, notify the Participant in writing of its decision not to terminate the Participant’s rights in such shares, then the Participant shall continue to be the owner of such shares subject to such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of shares pursuant to this section, the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

In the event of the termination of a Participant’s employment or service For Cause (as defined in the Plan), any and all shares which have not vested shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares.

4. Issuance of Certificates. Following the date of grant with respect to the Restricted Shares, the Company shall cause to be issued a stock certificate, registered in the name of or for the account of the Participant to whom such Restricted Shares were granted, evidencing such Restricted Shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in or imposed pursuant to the Indevus Pharmaceuticals, Inc. 2004 Equity Incentive Plan.

Such legend shall not be removed until such shares vest pursuant to the terms hereof. Each certificate issued pursuant to this Section 4, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

Upon the vesting of a share of Restricted Shares pursuant to the terms hereof, the restrictions of Section 2 shall lapse with respect to such share. Following the date on which a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in this Section 4.

5. Stockholder Rights. Upon the granting of the Restricted Shares, Participant shall have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote the shares and to receive all dividends or other distributions paid or made available with respect to such shares. Notwithstanding the foregoing, any stock dividends or other in-kind dividends or distributions shall be held by the Company until the related Restricted Shares have become vested in accordance with this Award and shall remain subject to the forfeiture provisions applicable to the Restricted Shares to which such dividends or distributions relate.

6. Withholding. Participant shall pay all applicable federal, state and local income and employment taxes (including taxes of any foreign jurisdiction) which the Company is required to withhold at any time with respect to the Restricted Shares. Such payment shall be made in full, at Participant’s election, in cash or check, by withholding from the Participant’s next normal payroll check, or by the tender of shares of the Company’s common stock (including shares then vesting under this Award). Shares tendered as payment of required withholding shall be valued at the closing price per share of the Company’s common stock on the date such withholding obligation arises.

2 of 5

7. Plan Provisions. In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, which is incorporated herein by reference. Unless the context otherwise requires, capitalized terms used in this Award shall have the meanings set forth in the Plan. In the event of any conflict between the provisions of the Award and the Plan, the Plan shall control.

8. Corporate Change in Control. For purposes of this agreement, a “Corporate Change in Control” shall be deemed to have occurred upon:

(i) the acquisition of beneficial ownership (as determined pursuant to the provisions of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities by a person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company), pursuant to a transaction or series of related transactions which the Board of Directors does not approve; or

(ii) at such time as individuals who as of January 1, 2004 constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute a majority of the Board of Directors, provided that any person becoming a director subsequent to January 1, 2004 whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, shall, for purposes of the Plan, be considered as though such person were a member of the Incumbent Board (unless such individual is an individual whose initial assumption of office is in connection with an actual or threatened election contest related to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

(iii) the occurrence of any other event which the Incumbent Board in its sole discretion determines should be considered a Corporate Change in Control.

9. Notice. Any written notice required or permitted by this Award shall be mailed, certified mail (return receipt requested) or hand-delivered, addressed to Company’s                  at Company’s corporate headquarters at 33 Hayden Avenue, Lexington, Massachusetts 02421, or to Participant at his most recent home address on record with the Company. Notices are effective upon receipt.

10. Miscellaneous.

(a) Limitation of Rights. The granting of the Award shall not give Participant any rights to similar grants in future years or any right to be retained in the employ or service of the Company or its Affiliates or interfere in any way with the right of the Company or any Affiliate to terminate Participant’s services, or the right of Participant to terminate his services.

(b) Severability. If any term, provision, covenant or restriction contained in the Award is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in the Award shall remain in full force and effect, and shall in no way be affected, impaired or invalidated.

3 of 5

(c) Controlling Law. This Award shall be construed, interpreted and applied in accordance with the law of the State of Delaware, without giving effect to the choice of law provisions thereof. Participant and the Company hereby irrevocably submit to the exclusive concurrent jurisdiction of the courts of Delaware. Participant and the Company also both irrevocably waive, to the fullest extent permitted by applicable law, any objection either may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute, and both parties agree to accept service of legal process in Delaware.

(d) Construction. The Award contains the entire understanding between the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof, except that this Award shall be subject to the terms and conditions set forth in the Employment Agreement between Participant and Company, if any. There are no other representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein.

(e) Headings. Section and other headings contained in the Award are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of the Award or any provision hereof.

[SIGNATURES ON NEXT PAGE]

4 of 5

IN WITNESS WHEREOF, the undersigned officer of the Company executes this Award on behalf of the Company as of day and year first set forth above.

INDEVUS PHARMACEUTICALS, INC.

By:
Name:
Title

PARTICIPANT

Name:

5 of 5